ANDREW CHIEN AGENT

----EDGAR FILING SERVICE

Address: 665 Ellsworth Avenue New Haven, CT 06511, USA Email:uschien@uschinachannel.net Tel: (001) 203-844-0809; (001) 203-562-8899

EDGAR FILING AGENCY AGREEMENT

This Edgar Filing Agency Agreement is made and entered into as August 14, 2011 between Andrew Chien (“Agent”) and China Northern Medical Device, Inc.(“China Northern” or “Company”).

WHEREAS, Agent is an Edgar Filer in the business to do Edgar filing for companies who is a SEC reporting company.

WHEREAS, CHINA NORTHERN is a SEC reporting company.

WHEREAS, CHINA NORTHERN wishes to utilize the services of Agent to do Edgar filing under the term of this Agreement and Agent wishes to become the company’s file agency.

Now, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto hereby agree as follows:

1. Appointment of Agent. Upon the execution of this agreement by both parties, CHINA NORTHERN hereby appoints Agent as Edgar Filing Agency.

2. Fees. Total filing service fee for one year’s 10-K and 10-Qs filing is $4,000. The first down payment is $2,000 and six month later CHINA NORTHERN pay additional $2,000.

3. CHINA NORTHERN responsibilities:(a).Any filing document must deliver to Agent, one week ahead of filing;(b).The document should be in Word format, all financial statement must be in Excel format

4. Modification: No change, modification, addition, or amendment to this Agreement will be valid unless in writing and signed by all parties hereto.

5. No Interpretation against drafter: This Agreement has been negotiated between persons sophisticated and knowledgeable in these types of matters. Accordingly, any normal rule of construction or legal decision that would require a court to resolve any ambiguities against the drafting party is hereby waived and shall not apply in interpreting this Agreement.

6. Venue/Governing Law: Venues for all proceedings in connection with this Agreement shall be New Haven County, Connecticut, and all aspect of this Agreement should be governed by laws of State of Connecticut.

7. Termination: Any termination should issue two weeks ahead by writing notice to another party.

Agent

Company

Andrew Chien

CHINA NORTHERN MEDICAL DEVICE, INC.

/s/Andrew Chien                                                                    /s/Wujin Zhao

      Andrew Chien;

Wujin Zhao; President

   Date: August 14, 2011

   Date: August 14, 2011